                                  UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT

                           PURSUANT TO SECTION 13 or 15(d)

                         OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 12, 2002

                              UIL HOLDINGS CORPORATION
                (Exact name of registrant as specified in its charter)

Connecticut                       1-15995                     06-154105
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(State, or other jurisdiction    (Commission                (IRS Employer
of Incorporation)                 File Number)             Identification No.)

157 Church Street, New Haven, Connecticut                       06506
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(Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number,
Including Area Code                                        (203) 499-2000
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                                      None
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit
Table Item         Exhibit
Number             Number                          Description
----------         -------                         -----------

(99)                  99              Copy of written exceptions of The United
                                      Illuminating Company

ITEM 9.  REGULATION FD DISCLOSURE

         On September 12, 2002, the Registrant's wholly-owned subsidiary, The
United Illuminating Company (UI), filed with the Connecticut Department of
Public Utility Control (DPUC) extensive written exceptions to the DPUC's August
15, 2002 draft decision in the Rate Case proceeding that it commenced in the fall of 2001 to review all of UI's retail electric rates. Exhibit 99 hereto is a copy of UI's written exceptions. UI cannot predict the outcome of the Rate Case proceeding, and no change to UI's earnings estimates for the remainder of 2002 has been made at this time. It should be noted that the final decision will not affect results from operations recorded prior to the effective date of the final decision. If changes to the 2002 earnings estimates are warranted when a final decision is issued, the Registrant will announce those changes as soon as they have been determined. It is likely that the Registrant will also issue earnings guidance for 2003 at that time.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UIL HOLDINGS CORPORATION
                                       Registrant

September 13, 2002                     By      /s/ Louis J. Paglia
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                                                   Louis J. Paglia
                                               Executive Vice President
                                               and Chief Financial Officer